Exhibit 4.2

EIGHTH SUPPLEMENTAL INDENTURE

between

RAYMOND JAMES FINANCIAL, INC.

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Dated as of April 1, 2021

-i-

-ii-

EIGHTH SUPPLEMENTAL INDENTURE

THIS EIGHTH SUPPLEMENTAL INDENTURE, dated as of April 1, 2021 (this “Eighth Supplemental Indenture”), between RAYMOND JAMES FINANCIAL, INC., a Florida corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under an Indenture dated as of August 10, 2009, between the Company and the Trustee (the “Indenture”).

WHEREAS, the Company desires to establish, under the terms of the Indenture, a series of its Securities (such securities being of the type referred to in the Indenture and in this Eighth Supplemental Indenture as the “Securities”) to be known as its 3.750% Senior Notes due 2051 (the “Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof, to be set forth as provided in the Indenture and this Eighth Supplemental Indenture;

WHEREAS, under the terms of an Underwriting Agreement dated as of March 18, 2021 (the “Underwriting Agreement”), among the Company and the Underwriters named therein (the “Underwriters”), the Company has agreed to sell to the Underwriters $750,000,000 aggregate principal amount of its Securities;

WHEREAS, the Company has requested that the Trustee execute and deliver this Eighth Supplemental Indenture; and

WHEREAS, all requirements necessary to make this Eighth Supplemental Indenture a valid instrument in accordance with its terms and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Eighth Supplemental Indenture have been duly authorized in all respects.

NOW THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders (as defined below) thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.1 Definition of Terms.

Unless the context otherwise requires:

(a) a term defined in the Indenture has the same meaning when used in this Eighth Supplemental Indenture unless otherwise provided herein;

(b) a term defined anywhere in this Eighth Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) a reference to a Section or Article is to a Section or Article of this Eighth Supplemental Indenture;

(e) headings are for convenience of reference only and do not affect interpretation;

(f) the following terms have the meanings given to them in this Section 1.1; and

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agents as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that such Notes mature on October 1, 2050) that would be utilized, at the time of selection in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes;

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Dealer Quotations, (2) if more than one but fewer than four such Reference Treasury Dealer Quotations is provided, the average of all such quotations, or (3) if only one Reference Treasury Dealer Quotation is provided, such quotation;

“Coupon Rate” shall have the meaning set forth in Section 2.5;

“Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services under the Indenture;

“Global Note” means a global Note to be registered in the name of the U.S. or Common Depositary, or its nominee;

“Holder” means any person in whose name the Notes are registered on the register kept by the Company in accordance with the terms hereof;

“Interest Payment Date” shall have the meaning set forth in Section 2.5;

“Maturity Date” means the date on which the Notes mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon;

“Maturity Repayment Price” means the price, at the Maturity Date, equal to the principal amount of, plus accrued interest on, the Notes;

“Permitted Liens” means (i) liens for taxes or assessment or governmental charges or levies (a) that are not then due and delinquent, (b) the validity of which is being contested in good faith or (c) which are less than $1,000,000 in amount; (ii) liens created by or resulting from any litigation or legal proceedings which are currently being contested in good faith by appropriate proceedings or which involve claims of less than $1,000,000; and (iii) deposits to secure (or in lieu of) surety, stay, appeal or customs bonds;

“Quotation Agents” means the Reference Treasury Dealers appointed by the Company;

“Reference Treasury Dealers” means (1) Citigroup Global Markets Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC (or their affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefore another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealers selected by the Company;

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date; and

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

SECTION 2.1 Designation and Principal Amount.

There is hereby authorized and established under the terms of the Indenture a series of the Company’s Securities designated as the “3.750% Senior Notes due 2051” to be initially issued in the original aggregate principal amount of $750,000,000, which amount shall be as set forth in one or more written orders of the Company for the authentication and delivery of the Notes pursuant to Section 2.06 of the Indenture. Subject to the provisions of the Indenture, additional Notes may be issued without limitation as to the aggregate principal amount thereof.

SECTION 2.2 Maturity.

The Maturity Date for the Notes is April 1, 2051.

SECTION 2.3 Form and Payment.

Except as provided in Section 2.4, the Notes shall be issued in fully registered certificated form without interest coupons. Principal and interest on the Notes issued in certificated form shall be payable, the transfer of such Notes shall be registrable and such Notes shall be exchangeable for Notes bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register.

SECTION 2.4 Global Form.

(a) A Global Note may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

(b) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company shall execute, and, subject to Article 2 of the Indenture, the Trustee, upon written notice from the Company, shall authenticate and make available for delivery the Notes in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. In addition, the Company may at any time determine that the Notes shall no longer be represented by a Global Note. In such event the Company shall execute, and subject to Section 2.07 of the Indenture, the Trustee, upon receipt of an Officers’ Certificate evidencing such determination by the Company, shall authenticate and deliver the Notes in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. Upon the exchange of the Global Note for such Notes in definitive registered form without coupons, in authorized denominations, the Global Note shall be canceled by the Trustee. Such Notes in definitive registered form issued in exchange for the Global Note shall be registered in such names and in such authorized denominations as the U.S. or Common Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the U.S. or Common Depositary for delivery to the Persons in whose names such Securities are so registered.

SECTION 2.5 Interest.

(a) Each Note shall bear interest at the rate of 3.750% per annum (the “Coupon Rate”) from April 1, 2021 until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded semi-annually, payable semi-annually in arrears on April 1 and October 1 of each year (each, an “Interest Payment Date”), beginning, on October 1, 2021, to the Person in whose name such Note or any predecessor Note is registered at the close of business on the regular record date for such interest installment, whether or not a business day. As long as such Note is in book-entry only form, the regular record date shall be the close of business on the business day next preceding the Interest Payment Date. If such Note is no longer in book-entry only form, the relevant record dates shall be March 15 and September 15 prior to the regular Interest Payment Date.

(b) The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full semi-annual period for which interest is computed, shall be computed on the basis of the actual number of days elapsed in such a 30-day period. In the event that any date on which interest is payable on the Notes is not a business day, then payment of interest payable on such date shall be made on the next succeeding day which is a business day (and without any interest or other payment in respect of any such delay), except that, if such business day is in the next succeeding calendar year, such payment shall be made on the immediately preceding business day, in each case with the same force and effect as if made on such date.

SECTION 2.6 Redemption

(a) Prior to October 1, 2050, the Notes are redeemable at the option of the Company, subject to the terms and conditions of Article 3 of the Indenture, in whole at any time or in part from time to time prior to the Maturity Date, at a redemption price equal to the greater of (x) 100% of the principal amount of the Notes so redeemed or (y) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if such notes matured on October 1, 2050 but for such redemption (not including any such portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate, plus 20 basis points, plus an amount equal to accrued and unpaid interest thereon to, but excluding, the redemption date. On or after October 1, 2050, the Notes are redeemable at the option of the Company, subject to the terms and conditions of Article 3 of the Indenture, in whole at any time or in part from time to time prior to the Maturity Date, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus an amount equal to accrued and unpaid interest thereon to, but excluding, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date shall be payable on the Interest Payment Date to the Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

(b) Notice of any redemption shall be delivered by mail or electronic delivery at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes represented by global Securities shall be selected by the Trustee pursuant to procedures of The Depository Trust Company.

(c) Prior to publishing any notice of redemption in connection with a redemption pursuant to Section 2.6(a) hereof, the Company will deliver to the Trustee a certificate signed by the Chief Financial Officer or a Senior Vice President of the Company stating that the Company is entitled to redeem the Notes and that the conditions precedent to redemption have occurred.

SECTION 2.7 Events of Default.

An Event of Default with respect to the Notes shall be (i) an Event of Default as defined under Section 6.01(a), (b), (c), (d) or (e) of the Indenture, or (ii) an event of default as defined in any mortgage, indenture, or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company or any Principal Subsidiary for money borrowed, whether such indebtedness currently exists or shall be created in the future, which has occurred and has resulted in such indebtedness becoming or being declared due and payable.

SECTION 2.8 Limitations on Liens.

The Company, or any successor corporation, shall not, and shall not permit any subsidiary to, create, assume, incur or guarantee any indebtedness for borrowed money secured by a pledge, lien or other encumbrance, except for Permitted Liens, on the voting securities of any Principal Subsidiary unless the Company causes the Notes (and if the Company so elects, any other of the Company’s indebtedness ranking on a parity with the Notes) to be secured equally and ratably with (or, at the Company’s option, prior to) any indebtedness secured thereby.

ARTICLE 3

EXPENSES

SECTION 3.1 Payment of Expenses.

In connection with the offering, sale and issuance of the Notes, the Company, in its capacity as borrower with respect to the Notes, shall pay all costs and expenses relating to the offering, sale and issuance of the Notes, including commissions to the underwriters payable pursuant to the Underwriting Agreement and the compensation of the Trustee under the Indenture in accordance with the provisions of Section 6.06 of the Indenture.

SECTION 3.2 Payment Upon Resignation or Removal.

Upon termination of this Eighth Supplemental Indenture or the Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation.

ARTICLE 4

FORM OF NOTE

SECTION 4.1 Form of Note.

The Notes and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the following form as Exhibit A attached hereto.

ARTICLE 5

ORIGINAL ISSUE OF NOTES

SECTION 5.1 Original Issue of Notes.

Notes in the aggregate principal amount of up to $750,000,000 may, upon execution of this Eighth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by any Authorized Officer, as defined in the Indenture, without any further action by the Company.

ARTICLE 6

SUPPLEMENTAL INDENTURES

Effective on the date hereof, Article 10 of the Indenture is hereby deleted in its entirety and replaced with the following with respect to the Notes:

SECTION 6.1 Supplemental Indentures without Consent of Noteholders.

Without the consent of any holders of Notes or coupons, the Company, when authorized by or pursuant to Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

(a) to evidence the succession of another corporation to the Company, or successive successions, pursuant to Article 11 of the Indenture, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company herein and in the Notes;

(b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors shall consider to be for the protection of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in the Indenture as amended and supplemented by this Eighth Supplemental Indenture, with such period of grace, if any, and subject to such conditions as such supplemental indenture may provide;

(c) to add to or change any of the provisions of the Indenture as amended and supplemented by this Eighth Supplemental Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the holders of Securities of any series or any related coupons in any material respect;

(d) to modify, eliminate or add to the provisions of the Indenture as amended and supplemented by this Eighth Supplemental Indenture to such extent as shall be necessary to effect the qualification of this Indenture as amended and supplemented by this Eighth Supplemental Indenture under the Trust Indenture Act of 1939, or under any similar Federal statute hereafter enacted, and to add to the Indenture as amended and supplemented by this Eighth Supplemental Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939, excluding however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act of 1939 or any corresponding provision in any similar Federal statute hereafter enacted;

(e) to modify, eliminate or add to any of the provisions of the Indenture as amended and supplemented by this Eighth Supplemental Indenture, provided that any such change or elimination (i) shall become effective only when there is no Note Outstanding and created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (ii) shall not apply to any Note Outstanding;

(f) to cure any ambiguity or to correct or supplement any provision contained in the Indenture as amended and supplemented by this Eighth Supplemental Indenture or in any supplemental indenture thereto which may be defective or inconsistent with any other provisions contained in the Indenture, this Eighth Supplemental Indenture or in any supplemental indenture; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or to make such other provisions in regard to matters or questions arising under the Indenture as amended and supplemented by this Eighth Supplemental Indenture, provided such other provisions shall not adversely or any related coupons affect in any material respect the interests of the holders of the Notes or any related coupons, including provisions necessary or desirable to provide for or facilitate the administration of the trusts hereunder; and

(g) to evidence and provide for the acceptance and appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add or change any provisions of the Indenture as amended and supplemented by this Eighth Supplemental Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to Section 7.11 of the Indenture.

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. No supplemental indenture shall be effective as against the Trustee unless and until the Trustee has duly executed and delivered the same.

SECTION 6.2. Supplemental Indentures with Consent of Holders.

With the consent (evidenced as provided in Section 8.01 of the Indenture) of the holders of not less than 50% in aggregate principal amount of the Notes at the time Outstanding (voting as one class), the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental to the Indenture as amended and supplemented by this Eighth Supplemental Indenture (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture as amended and supplemented by this Eighth Supplemental Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes and any related coupons under the Indenture as amended and supplemented by this Eighth Supplemental Indenture; provided, however, that no such supplemental indenture shall (1) extend the fixed maturity of the Note, or reduce the principal amount thereof or premium, if any, or reduce the rate or extend the time of payment of interest thereon, without the consent of the holder of each Notes so affected, or (2) reduce the aforesaid percentage of Notes, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Notes then Outstanding.

Upon the request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under the Indenture as amended and supplemented by this Eighth Supplemental Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Article 6, the Company shall provide notice, in the manner and to the extent provided in Section 15.04 of the Indenture, setting forth in general terms the substance of such supplemental indenture, to all holders of Notes. Any failure of the Company so to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 6.3 Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

Any supplemental indenture executed pursuant to the provisions of this Article 6 shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 6 and subject to the provisions in any supplemental indenture relating to the prospective application of such instrument, the Indenture as amended and supplemented by this Eighth Supplemental Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under the Indenture of the Trustee, the Company and the holders of Notes theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of the Indenture as amended and supplemented by this Eighth Supplemental Indenture for any and all purposes.

The Trustee, subject to the provisions of Sections 7.01 and 7.02 of the Indenture, shall be entitled to receive and shall be fully protected in relying upon an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article 6.

SECTION 6.4 Notation on Securities.

Notes authenticated and delivered after the execution of any supplemental indenture to the Indenture as amended and supplemented by this Eighth Supplemental Indenture pursuant to the provisions of this Article 6 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of the Indenture as amended and supplemented by this Eighth Supplemental Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered, without charge to the Noteholders, in exchange for the Notes then Outstanding.

ARTICLE 7

MISCELLANEOUS

SECTION 7.1 No Sinking Fund.

The Notes are not entitled to the benefit of any sinking fund.

SECTION 7.2 Ratification of Indenture.

The Indenture, as supplemented by this Eighth Supplemental Indenture, is in all respects ratified and confirmed, and this Eighth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 7.3 Trustee Not Responsible for Recitals.

The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of the Indenture as amended and supplemented by this Eighth Supplemental Indenture.

SECTION 7.4 Governing Law.

This Eighth Supplemental Indenture and each Note shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with laws of said State.

SECTION 7.5 Separability.

In case any one or more of the provisions contained in this Eighth Supplemental Indenture or in the Notes shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Eighth Supplemental Indenture or of the Notes, but this Eighth Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 7.6 Counterparts.

This Eighth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Eighth Supplemental Indenture, the Notes or any document to be signed in connection with this Eighth Supplemental Indenture, including by the Trustee, shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by Electronic Means. For the avoidance of doubt and only with respect to the Notes, this Section 7.6 shall be deemed to amend Section 2.06 of the Indenture to permit (i) electronic signatures of the Notes by the officers specified therein not under its corporate seal nor attested by it Secretary or one of its Assistant Secretaries and (ii) authentication by the Trustee to be executed by manual, electronic or facsimile signature and provide that any Note executed, authenticated and delivered in such manner shall be valid and obligatory for all purposes under the Indenture and entitled to the benefits thereunder and hereunder.

Delivery of an executed counterpart signature page of this Eighth Supplemental Indenture by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Eighth Supplemental Indenture and shall have the same legal validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law. Any electronically signed document delivered via email from a person purporting to be an authorized officer shall be considered signed or executed by such authorized officer on behalf of the applicable person and will be binding on all parties hereto to the same extent as if it were manually executed. Neither the Company nor the Trustee shall have any duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

SECTION 7.7 Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 7.8 Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 7.9 Damages.

In no event shall the Trustee be responsible or liable for special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss or profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.10 FATCA.

In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Tax Law”), if a foreign financial institution, issuer, trustee, paying agent, holder or other institution (the “Foreign Institution”) has agreed to be a party or subject to the Indenture, (i) the Foreign Institution agrees to provide (and, to the extent such information is in the possession of the Company, the Company agrees to provide) to The Bank of New York Mellon sufficient information about itself so The Bank of New York Mellon can determine whether it has tax related obligations under Applicable Tax Law, and (ii) the Company and the Foreign Institution agree that The Bank of New York Mellon shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Tax Law. The terms of this section shall survive the termination of the Indenture.

SECTION 7.11 Reports.

Delivery of the reports and documents described in Section 5.03 of the Indenture to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants under the Indenture.

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SECTION 7.12 Trustee Notice of Default.

The Trustee shall not be deemed to have notice of any default or Event of Default unless either (i) a Responsible Officer has actual knowledge of such default or Event of Default or (ii) written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee and such notice references the Notes and the Indenture.

SECTION 7.13 Electronic Means.

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to the Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions, and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of the applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction, except for any such losses, costs or expenses due to the Trustee’s gross negligence or willful misconduct. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

SECTION 7.14 OFAC Certification and Covenants.

(a) The Company covenants and represents that neither they nor any of their affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government, (including, the Office of Foreign Assets Control of the US Department of the Treasury) or other relevant sanctions authority to which the Company is subject (collectively “Sanctions”).

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(b) The Company covenants and represents that neither they nor any of their affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Eighth Supplemental Indenture: (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed by their authorized respective officers as of the day and year first above written.

RAYMOND JAMES FINANCIAL, INC.

By:	/s/ Paul Shoukry
Name: Paul Shoukry
Title: Chief Financial Officer and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Bruce C. Boyd
Name: Bruce C. Boyd
Title: Vice President

Exhibit A

Form of Registered Global Note

REGISTERED SENIOR NOTE

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE. EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and this Note is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC, and unless any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	$500,000,000

NUMBER R-1	CUSIP No. 754730AH2
ISIN No. US754730AH26

RAYMOND JAMES FINANCIAL, INC.

3.750% SENIOR NOTE DUE 2051

RAYMOND JAMES FINANCIAL, INC., a Florida corporation (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS on April 1, 2051 (except to the extent redeemed or repaid prior to that date). The Company shall pay interest on such principal amount at the rate of 3.750% per annum, until payment of such principal amount has been made or duly provided for, semi-annually in arrears on April 1 and October 1 of each year (each, an “Interest Payment Date”). Interest shall be payable on each Interest Payment Date, commencing on October 1, 2021, and at the stated maturity or earlier redemption or repayment (the “Maturity Date”). If the Company shall default in the payment of interest due on any Interest Payment Date, then this Note shall bear interest from the next preceding Interest Payment Date to which interest has been paid, or, if no interest has been paid on the Notes, from April 1, 2021 (the “Original Issue Date”).

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Interest on this Note shall accrue from the Original Issue Date until the principal amount is paid or duly provided for. Interest (including payments for partial periods) shall be computed on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date or the Maturity Date shall include interest accrued from, and including, the preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from, and including, the Original Issue Date, if no interest has been paid or duly provided for) to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be. If the Maturity Date or any Interest Payment Date falls on a day which is not a Business Day (as defined below), principal of or interest payable with respect to the Maturity Date or such Interest Payment Date shall be paid on the succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Maturity Date or such Interest Payment Date, and no additional interest shall accrue as a result of that postponement. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name this Note (or one or more predecessor Notes evidencing all or a portion of the same debt as this Note) is registered at the close of business on the regular record date for such Interest Payment Date, whether or not a Business Day. As long as this Note is in book-entry only form, the regular record date shall be the close of business on the Business Day next preceding such Interest Payment Date. If, pursuant to the terms of the Indenture, this Note is no longer in book-entry only form, the record date shall be the close of business on March 15 and September 15 preceding an Interest Payment Date. “Business Day” means any weekday that is not a legal holiday in New York, New York or St. Petersburg, Florida and that is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed.

The principal of and interest on this Note are payable in immediately available funds in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company designated as provided in the Indenture. However, interest may be paid, at the option of the Company, by check mailed to the person entitled thereto at his address last appearing on the registry books of the Company relating to the Notes. Notwithstanding the preceding sentence, payments of principal of and interest payable on the Maturity Date shall be made by wire transfer of immediately available funds to a designated account maintained in the United States upon (i) receipt of written notice by the Issuing and Paying Agent (as described on the reverse hereof) from the registered holder hereof not less than one Business Day prior to the due date of such principal and (ii) presentation of this Note to the Issuing and Paying Agent, at The Bank of New York Mellon Trust Company, N.A., 101 Barclay Street, New York, New York, 10286. Any interest not punctually paid or duly provided for shall be payable as provided in such Indenture.

References herein to “U.S. dollars,” “U.S.$,” or “$” are to the coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee (as described on the reverse hereof) or by an authenticating agent on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed, by manual or facsimile signature.

RAYMOND JAMES FINANCIAL, INC.

By:
Name: Paul Shoukry
Title: Chief Financial Officer and Treasurer

ATTEST:

By:
Name: Jonathan J. Doyle
Title: Assistant General Counsel—Securities and Corporate Governance and Assistant Secretary

5

(CERTIFICATE OF AUTHENTICATION)

Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated: April 1, 2021

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:

Authorized Signatory

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(REVERSE OF NOTE)

RAYMOND JAMES FINANCIAL, INC.

3.750% SENIOR NOTE DUE 2051

SECTION 1. General. This Note is one of a duly authorized series of Securities of the Company unlimited in aggregate principal amount (herein called the “Notes”) issued and to be issued under an Indenture dated as of August 10, 2009 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The series of which this Note is a part also is designated as the Company’s 3.750% Senior Notes due 2051 (herein called the “Series”), initially in the principal amount of $750,000,000. The Trustee initially shall act as Security Registrar, Transfer Agent, Authenticating Agent and Issuing and Paying Agent in connection with the Notes.

SECTION 2. No Sinking Fund. This Note is not subject to any sinking fund.

SECTION 3. Redemption and Repayment.

(a) Prior to October 1, 2050, Company may, at its option, and subject to the terms and conditions of Article 3 of the Indenture and Section 2.6 of the Eighth Supplemental Indenture dated as of April 1, 2021 (the “Eighth Supplemental Indenture”), redeem the Notes of this Series, in whole at any time or in part from time to time prior to the Maturity Date, at a redemption price equal to the greater of (x) 100% of the principal amount of the Notes so redeemed or (y) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if such notes matured on October 1, 2051 but for such redemption (not including any such portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate (as defined below), plus 20 basis points, plus an amount equal to accrued and unpaid interest thereon to, but excluding, the redemption date. On or after October 1, 2050, Company may, at its option, and subject to the terms and conditions of Article 3 of the Indenture and Section 2.6 of the Eighth Supplemental Indenture, redeem the Notes of this Series, in whole at any time or in part from time to time prior to the Maturity Date, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus an amount equal to accrued and unpaid interest thereon to, but excluding, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date shall be payable on the Interest Payment Date to the holders of the Notes as of the close of business on the relevant record date according to the Notes and the Indenture.

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(b) Notice of any redemption shall be delivered by mail or electronic delivery at least 10 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes shall be selected by the Trustee pursuant to procedures of The Depository Trust Company.

(c) Prior to publishing any notice of redemption in connection with a redemption pursuant to Section 3(a)(ii) hereof, the Company will deliver to the Trustee a certificate signed by the Chief Financial Officer or a Senior Vice President of the Company stating that the Company is entitled to redeem the Notes and that the conditions precedent to redemption have occurred.

For purposes of the above:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agents as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that such Notes mature on October 1, 2050) that would be utilized, at the time of selection in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Dealer Quotations, (2) if more than one but fewer than four such Reference Dealer Quotations is provided, the average of all such quotations, or (3) if only one Reference Treasury Dealer Quotation is provided, such quotation.

“Quotation Agents” means the Reference Treasury Dealers appointed by the Company. “Reference Treasury Dealers” means (1) Citigroup Global Market Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC (or their affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefore another Primary Treasury Dealer, and (2) any other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

SECTION 4. Defeasance. The provisions of Article 14 of the Indenture do not apply to the Notes of this Series.

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SECTION 5. Events of Default. If an Event of Default (as defined in the Eighth Supplemental Indenture as (i) an Event of Default as defined under Section 6.01(a), (b), (c), (d) or (e) of the Indenture, or (ii) an event of default as defined in any mortgage, indenture, or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company or any Principal Subsidiary (as defined in the Indenture) for money borrowed, whether such indebtedness currently exists or shall be created in the future, which has occurred and has resulted in such indebtedness becoming or being declared due and payable) shall occur with respect to the Notes, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

SECTION 6. Modifications and Waivers. The Indenture, as supplemented by the Eighth Supplemental Indenture, permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes under the Indenture at any time by the Company with the consent of the holders of not less than 50% in aggregate principal amount of the Notes then outstanding. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes then outstanding and all other Securities then outstanding under the Indenture and affected thereby, on behalf of the holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, or director, as such, past, present, or future, of the Company or any predecessor or successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.

SECTION 7. Obligations Unconditional. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

SECTION 8. Authorized Denominations. The Notes are issuable only as registered Notes without coupons in the denominations of Two Thousand Dollars ($2,000) and any whole multiples of One Thousand Dollars ($1,000). As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the holder surrendering the same.

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SECTION 9. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register or registry of the Company relating to the Notes, upon surrender of this Note for registration of transfer at the office or agency of the Company designated by it pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee or the Security Registrar duly executed by, the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are being issued by means of a book-entry system with no physical distribution of certificates to be made except as provided in the Indenture. The book-entry system maintained by DTC shall evidence ownership of the Notes, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. The Company shall recognize Cede & Co., as nominee of DTC, while the registered holder of the Notes, as the owner of the Notes for all purposes, including payment of principal, premium (if any) and interest, notices, and voting. Transfer of the principal, premium (if any), and interest to beneficial owners of the Notes by participants of DTC shall be the responsibility of such participants and other nominees of such beneficial owners. So long as the book-entry system is in effect, the selection of any Notes to be redeemed shall be determined by DTC pursuant to rules and procedures established by DTC and its participants. The Company shall not be responsible or liable for such transfers or payments or for maintaining, supervising, or reviewing the records maintained by DTC, its participants, or persons acting through such participants.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment, or other governmental charge, including, without limitation, any withholding tax, payable in connection therewith.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, the Issuing and Paying Agent, and any agent of the Company may treat the person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee, the Issuing and Paying Agent, nor any such agent of the Company shall be affected by notice to the contrary.

SECTION 10. Authentication Date. The Notes of this Series shall be dated the date of their authentication.

SECTION 11. Defined Terms. All terms used in this Note which are not defined herein, but are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 12. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Note shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—                              as tenants in common

TEN ENT—                               as tenants by the entireties

JT TEN—                                   as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—                                             as Custodian for                                          .

                                                                 (Cust)                                                      (Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS

INCLUDING ZIP CODE, OF ASSIGNEE]

Please Insert Social Security or Other

Identifying Number of Assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                              Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.

REGISTERED SENIOR NOTE

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE. EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and this Note is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC, and unless any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	$250,000,000

NUMBER R-2	CUSIP No. 754730AH2
ISIN No. US754730AH26

RAYMOND JAMES FINANCIAL, INC.

3.750% SENIOR NOTE DUE 2051

RAYMOND JAMES FINANCIAL, INC., a Florida corporation (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of TWO HUNDRED FIFTY MILLION DOLLARS on April 1, 2051 (except to the extent redeemed or repaid prior to that date). The Company shall pay interest on such principal amount at the rate of 3.750% per annum, until payment of such principal amount has been made or duly provided for, semi-annually in arrears on April 1 and October 1 of each year (each, an “Interest Payment Date”). Interest shall be payable on each Interest Payment Date, commencing on October 1, 2021, and at the stated maturity or earlier redemption or repayment (the “Maturity Date”). If the Company shall default in the payment of interest due on any Interest Payment Date, then this Note shall bear interest from the next preceding Interest Payment Date to which interest has been paid, or, if no interest has been paid on the Notes, from April 1, 2021 (the “Original Issue Date”).

Interest on this Note shall accrue from the Original Issue Date until the principal amount is paid or duly provided for. Interest (including payments for partial periods) shall be computed on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any

Interest Payment Date or the Maturity Date shall include interest accrued from, and including, the preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from, and including, the Original Issue Date, if no interest has been paid or duly provided for) to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be. If the Maturity Date or any Interest Payment Date falls on a day which is not a Business Day (as defined below), principal of or interest payable with respect to the Maturity Date or such Interest Payment Date shall be paid on the succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Maturity Date or such Interest Payment Date, and no additional interest shall accrue as a result of that postponement. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name this Note (or one or more predecessor Notes evidencing all or a portion of the same debt as this Note) is registered at the close of business on the regular record date for such Interest Payment Date, whether or not a Business Day. As long as this Note is in book-entry only form, the regular record date shall be the close of business on the Business Day next preceding such Interest Payment Date. If, pursuant to the terms of the Indenture, this Note is no longer in book-entry only form, the record date shall be the close of business on March 15 and September 15 preceding an Interest Payment Date. “Business Day” means any weekday that is not a legal holiday in New York, New York or St. Petersburg, Florida and that is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed.

The principal of and interest on this Note are payable in immediately available funds in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company designated as provided in the Indenture. However, interest may be paid, at the option of the Company, by check mailed to the person entitled thereto at his address last appearing on the registry books of the Company relating to the Notes. Notwithstanding the preceding sentence, payments of principal of and interest payable on the Maturity Date shall be made by wire transfer of immediately available funds to a designated account maintained in the United States upon (i) receipt of written notice by the Issuing and Paying Agent (as described on the reverse hereof) from the registered holder hereof not less than one Business Day prior to the due date of such principal and (ii) presentation of this Note to the Issuing and Paying Agent, at The Bank of New York Mellon Trust Company, N.A., 101 Barclay Street, New York, New York, 10286. Any interest not punctually paid or duly provided for shall be payable as provided in such Indenture.

References herein to “U.S. dollars,” “U.S.$,” or “$” are to the coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee (as described on the reverse hereof) or by an authenticating agent on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed, by manual or facsimile signature.

RAYMOND JAMES FINANCIAL, INC.

By:
Name: Paul Shoukry
Title: Chief Financial Officer and Treasurer

ATTEST:

By:
Name: Jonathan J. Doyle
Title: Assistant General Counsel—Securities and Corporate Governance and Assistant Secretary

(CERTIFICATE OF AUTHENTICATION)

Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated: April 1, 2021

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

RAYMOND JAMES FINANCIAL, INC.

3.750% SENIOR NOTE DUE 2051

SECTION 1. General. This Note is one of a duly authorized series of Securities of the Company unlimited in aggregate principal amount (herein called the “Notes”) issued and to be issued under an Indenture dated as of August 10, 2009 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee, and the holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The series of which this Note is a part also is designated as the Company’s 3.750% Senior Notes due 2051 (herein called the “Series”), initially in the principal amount of $750,000,000. The Trustee initially shall act as Security Registrar, Transfer Agent, Authenticating Agent and Issuing and Paying Agent in connection with the Notes.

SECTION 2. No Sinking Fund. This Note is not subject to any sinking fund.

SECTION 3. Redemption and Repayment.

(a) Prior to October 1, 2050, Company may, at its option, and subject to the terms and conditions of Article 3 of the Indenture and Section 2.6 of the Eighth Supplemental Indenture dated as of April 1, 2021 (the “Eighth Supplemental Indenture”), redeem the Notes of this Series, in whole at any time or in part from time to time prior to the Maturity Date, at a redemption price equal to the greater of (x) 100% of the principal amount of the Notes so redeemed or (y) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if such notes matured on October 1, 2051 but for such redemption (not including any such portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate (as defined below), plus 20 basis points, plus an amount equal to accrued and unpaid interest thereon to, but excluding, the redemption date. On or after October 1, 2050, Company may, at its option, and subject to the terms and conditions of Article 3 of the Indenture and Section 2.6 of the Eighth Supplemental Indenture, redeem the Notes of this Series, in whole at any time or in part from time to time prior to the Maturity Date, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus an amount equal to accrued and unpaid interest thereon to, but excluding, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date shall be payable on the Interest Payment Date to the holders of the Notes as of the close of business on the relevant record date according to the Notes and the Indenture.

(d) Notice of any redemption shall be delivered by mail or electronic delivery at least 10 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes shall be selected by the Trustee pursuant to procedures of The Depository Trust Company.

(e) Prior to publishing any notice of redemption in connection with a redemption pursuant to Section 3(a)(ii) hereof, the Company will deliver to the Trustee a certificate signed by the Chief Financial Officer or a Senior Vice President of the Company stating that the Company is entitled to redeem the Notes and that the conditions precedent to redemption have occurred.

For purposes of the above:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agents as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming that such Notes mature on October 1, 2050) that would be utilized, at the time of selection in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Dealer Quotations, (2) if more than one but fewer than four such Reference Dealer Quotations is provided, the average of all such quotations, or (3) if only one Reference Treasury Dealer Quotation is provided, such quotation.

“Quotation Agents” means the Reference Treasury Dealers appointed by the Company. “Reference Treasury Dealers” means (1) Citigroup Global Market Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC (or their affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefore another Primary Treasury Dealer, and (2) any other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

SECTION 4. Defeasance. The provisions of Article 14 of the Indenture do not apply to the Notes of this Series.

SECTION 5. Events of Default. If an Event of Default (as defined in the Eighth Supplemental Indenture as (i) an Event of Default as defined under Section 6.01(a), (b), (c), (d) or (e) of the Indenture, or (ii) an event of default as defined in any mortgage, indenture, or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company or any Principal Subsidiary (as defined in the Indenture) for money borrowed, whether such indebtedness currently exists or shall be created in the future, which has occurred and has resulted in such indebtedness becoming or being declared due and payable) shall occur with respect to the Notes, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

SECTION 6. Modifications and Waivers. The Indenture, as supplemented by the Eighth Supplemental Indenture, permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes under the Indenture at any time by the Company with the consent of the holders of not less than 50% in aggregate principal amount of the Notes then outstanding. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes then outstanding and all other Securities then outstanding under the Indenture and affected thereby, on behalf of the holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, or director, as such, past, present, or future, of the Company or any predecessor or successor corporation, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.

SECTION 7. Obligations Unconditional. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

SECTION 8. Authorized Denominations. The Notes are issuable only as registered Notes without coupons in the denominations of Two Thousand Dollars ($2,000) and any whole multiples of One Thousand Dollars ($1,000). As provided in the Indenture, and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the holder surrendering the same.

SECTION 9. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register or registry of the Company relating to the Notes, upon surrender of this Note for registration of transfer at the office or agency of the Company designated by it pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee or the Security Registrar duly executed by, the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are being issued by means of a book-entry system with no physical distribution of certificates to be made except as provided in the Indenture. The book-entry system maintained by DTC shall evidence ownership of the Notes, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. The Company shall recognize Cede & Co., as nominee of DTC, while the registered holder of the Notes, as the owner of the Notes for all purposes, including payment of principal, premium (if any) and interest, notices, and voting. Transfer of the principal, premium (if any), and interest to beneficial owners of the Notes by participants of DTC shall be the responsibility of such participants and other nominees of such beneficial owners. So long as the book-entry system is in effect, the selection of any Notes to be redeemed shall be determined by DTC pursuant to rules and procedures established by DTC and its participants. The Company shall not be responsible or liable for such transfers or payments or for maintaining, supervising, or reviewing the records maintained by DTC, its participants, or persons acting through such participants.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment, or other governmental charge, including, without limitation, any withholding tax, payable in connection therewith.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, the Issuing and Paying Agent, and any agent of the Company may treat the person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, the Trustee, the Issuing and Paying Agent, nor any such agent of the Company shall be affected by notice to the contrary.

SECTION 10. Authentication Date. The Notes of this Series shall be dated the date of their authentication.

SECTION 11. Defined Terms. All terms used in this Note which are not defined herein, but are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 12. Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Note shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—     as tenants in common

TEN ENT—      as tenants by the entireties

JT TEN—          as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—                                          as Custodian for                                          .

                                                           (Cust)                                                         (Minor)

Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS

INCLUDING ZIP CODE, OF ASSIGNEE]

Please Insert Social Security or Other

                    Identifying Number of Assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                              Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed.